Exhibit 10.3
AZLIFE Loan No. 10074
GUARANTY AGREEMENT
     This GUARANTY AGREEMENT (this “Guaranty”) is made as of the 14th day of November, 2007, by CRAFTMADE INTERNATIONAL, INC., a Delaware corporation, whose address is 650 S. Royal Lane, Coppell, Texas 75019 (“Principal of Borrower”), in favor of ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation (“Lender”).
RECITALS
     A. In order to evidence a loan (the “Loan”) advanced by Lender, CM REAL ESTATE, LLC, a Texas limited liability company (“Borrower”), has executed that certain Promissory Note of even date herewith (the “Note”) payable to the order of Lender in the principal amount of Eleven Million and No/100 Dollars ($11,000,000.00), together with interest on the balance thereof remaining from time to time unpaid at the rate or rates specified therein.
     B. The Note is secured by a Deed of Trust, Mortgage and Security Agreement of even date herewith (the “Deed of Trust”) executed by Borrower to Patrick M. Arnold, as Trustee, for the benefit of Lender, evidencing a lien on, among other property, certain real property in Dallas County, Texas, described therein (such real property and the other property encumbered by the Deed of Trust being herein referred to collectively as the “Mortgaged Property”).
     C. The Note is further secured by, inter alia, an Assignment of Rents and Leases of even date herewith (the “Assignment of Leases”) executed by Borrower, covering certain leases of the Mortgaged Property (the Note, the Deed of Trust, the Assignment of Leases, and all other documents evidencing or securing the indebtedness evidenced by the Note being herein referred to collectively as the “Loan Documents”).
     D. Principal of Borrower is the owner of a direct or indirect interest in Borrower, and Principal of Borrower will directly benefit from Lender’s making to Borrower the loan evidenced by the Note.
     Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Deed of Trust. This Guaranty is one of the Loan Documents described in the Deed of Trust.
STATEMENT OF AGREEMENTS
     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lender to extend credit to Borrower, Principal of Borrower hereby guarantees to Lender the prompt and full payment and performance of the indebtedness and obligations described below in this Guaranty (collectively called the “Guaranteed Obligations”), this Guaranty being upon the following terms and conditions:
     1. Guaranty of Payment. Principal of Borrower hereby unconditionally and irrevocably guarantees to Lender the punctual payment when due, whether by lapse of time, by acceleration of maturity, or otherwise, of all principal, interest (including interest accruing after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, whether or not allowed in such proceeding), fees, late charges, costs, expenses, indemnification
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indebtedness, and other sums of money now or hereafter due and owing, or which Borrower is obligated to pay, pursuant to (a) the terms of the Note, the Deed of Trust, or any other Loan Documents, and any indemnifications contained in the Loan Documents, now or hereafter existing, and (b) all renewals, extensions, refinancings, modifications, supplements or amendments of such indebtedness, or any of the Loan Documents, or any part thereof (the indebtedness described in clauses (a) and (b) above in this Section 1 is herein collectively called the “Indebtedness”). This Guaranty covers the Indebtedness, whether presently outstanding or arising subsequent to the date hereof, including all amounts advanced by Lender in stages or installments. The guaranty of Principal of Borrower as set forth in this Section 1 is a continuing guaranty of payment and not a guaranty of collection.
     2. Guaranty of Performance. Principal of Borrower additionally hereby unconditionally and irrevocably guarantees to Lender the timely performance of all other obligations of Borrower under all of the Loan Documents, including, without limiting the generality of the foregoing, that Borrower will duly and punctually perform and observe all other terms, covenants, and conditions of the Note, the Deed of Trust or any other Loan Document, whether according to the present terms thereof, at any earlier or accelerated date or dates as provided therein, or pursuant to any extension of time or to any change or changes in the terms, covenants, or conditions thereof now or hereafter made or granted. If any of such obligations of Borrower are not complied with, in any respect whatsoever, and without the necessity of any notice from Lender to Principal of Borrower, Principal of Borrower agrees to indemnify and hold Lender harmless from any and all loss, cost, liability or expense that Lender may suffer by reason of any such non-compliance. The obligations and liability of Principal of Borrower under this Section 2 shall not be limited or restricted by the existence of (or any terms of) the guaranty of payment under Section 1.
     3. Primary Liability of Principal of Borrower.
     (a) This Guaranty is an absolute, irrevocable and unconditional guaranty of payment and performance, and Principal of Borrower shall be liable for the payment and performance of the Guaranteed Obligations as a primary obligor. This Guaranty shall be effective as a waiver of, and Principal of Borrower hereby expressly waives, any right to which Principal of Borrower may otherwise have been entitled, whether existing under statute, at law or in equity, to require Lender to take prior recourse or proceedings against any collateral, security or Person (as hereafter defined). It shall not be necessary for Lender, in order to enforce such payment or performance by Principal of Borrower, first to institute suit or pursue or exhaust any rights or remedies against Borrower or other Person liable on such indebtedness or for such performance, or to enforce any rights against any security given to secure such indebtedness or performance, or to join Borrower or any other Person liable for the payment or performance of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligations; provided, however, that nothing herein contained shall prevent Lender from suing on the Note or foreclosing the Mortgaged Property or exercising any other right under the Loan Documents.
     (b) Suit may be brought or demand may be made against Borrower or against any or all parties who have signed this Guaranty or any other guaranty covering all or any part of the
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Guaranteed Obligations, or against any one or more of them, separately or together, without impairing the rights of Lender against any party hereto.
      4. Certain Agreements and Waivers by Principal of Borrower.
     (a) Principal of Borrower hereby agrees that neither Lender’s rights or remedies nor Principal of Borrower’s obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, circumstances or rights, and the liability of Principal of Borrower under this Guaranty shall be absolute and unconditional irrespective of:
     (i) any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration;
     (ii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations;
     (iii) any homestead exemption or any other exemption under applicable law;
     (iv) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations, including any impairment of Principal of Borrower’s recourse against any Person or collateral;
     (v) whether express or by operation of law, any partial release of the liability of Principal of Borrower hereunder, or if one or more other guaranties are now or hereafter obtained by Lender covering all or any part of the Guaranteed Obligations, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations;
     (vi) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations;
     (vii) either with or without notice to or consent of Principal of Borrower: any renewal, extension, modification, supplement, subordination or rearrangement of the terms of any or all of the Guaranteed Obligations and/or any of the Loan Documents, including, without limitation, material alterations of the terms of payment (including changes in maturity date(s) and interest rate(s)) or performance or any other terms thereof, or any waiver, termination, or release of, or consent to departure from, any of the Loan Documents or any other guaranty of any or all of the Guaranteed Obligations, or
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any adjustment, indulgence, forbearance, or compromise that may be granted from time to time by Lender to Borrower, Principal of Borrower, and/or any other Person at any time liable for the payment or performance of any or all of the Guaranteed Obligations;
     (viii) any neglect, lack of diligence, delay, omission, failure, or refusal of Lender to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations;
     (ix) any failure of Lender to notify Principal of Borrower of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by Lender against Borrower or any security or other recourse, or of any new agreement between Lender and Borrower, it being understood that Lender shall not be required to give Principal of Borrower any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, any and all rights to notice Principal of Borrower may have otherwise had being hereby waived by Principal of Borrower, and the Principal of Borrower shall be responsible for obtaining for itself information regarding the Borrower, including, but not limited to, any changes in the business or financial condition of the Borrower, and the Principal of Borrower acknowledges and agrees that Lender shall have no duty to notify the Principal of Borrower of any information which the Lender may have concerning the Borrower.
     (x) if for any reason any Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations or pay the amount thereof to someone else;
     (xi) the making of advances by Lender to protect its interest in the Mortgaged Property, preserve the value of the Mortgaged Property or for the purpose of performing any term or covenant contained in any of the Loan Documents;
     (xii) the existence of any claim, counterclaim, set-off or other right that Principal of Borrower may at any time have against Borrower, Lender, or any other Person, whether or not arising in connection with this Guaranty, the Note or any other Loan Document;
     (xiii) the unenforceability of all or any part of the Guaranteed Obligations against Borrower, whether because the Guaranteed Obligations exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations, or any part thereof, is ultra vires, or because the officers or Persons creating the Guaranteed Obligations acted in excess of their authority, or because of a lack of
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validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower’s obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Principal of Borrower shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations);
     (xiv) any order, ruling or plan of reorganization emanating from proceedings under Title 11 of the United States Code with respect to Borrower or any other Person, including any extension, reduction, composition, or other alteration of the Guaranteed Obligations, whether or not consented to by Lender; or
     (xv) any limitation of liability or recourse that may be found in any other Loan Document or that may arise under any law.
     (b) In the event any payment by Borrower or any other Person to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Lender shall not constitute a release of Principal of Borrower from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Lender of this Guaranty or of Principal of Borrower), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Lender or paid by Lender to another Person (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by Lender and any attorneys’ fees, costs and expenses paid or incurred by Lender in connection with any such event.
     (c) It is the intent of Principal of Borrower and Lender that the obligations and liabilities of Principal of Borrower hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of Principal of Borrower hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor.
     (d) Principal of Borrower’s obligations shall not be affected, impaired, lessened or released by loans, credits or other financial accommodations now existing or hereafter advanced by Lender to Borrower in excess of the Guaranteed Obligations. All payments, repayments and prepayments of the loan, whether voluntary or involuntary, received by Lender from Borrower, any other Person or any other source (other than from Principal of Borrower pursuant to a demand by Lender hereunder), and any amounts realized from any collateral for the Loan, shall be deemed to be applied first to any portion of the Loan which is not covered by this Guaranty, and last to the Guaranteed Obligations, and this Guaranty shall bind Principal of Borrower to the extent of any Guaranteed Obligations that may remain owing to Lender. Lender shall have the
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right to apply any sums paid by Principal of Borrower to any portion of the Loan in Lender’s sole and absolute discretion.
     (e) Lender shall be entitled to continue to hold this Guaranty in its possession for the longer of (i) the period after which any performance of obligations under the Note shall accrue, or (ii) a period of one year from the date the Guaranteed Obligations are paid and performed in full and for so long thereafter as may be necessary to enforce any obligation of Principal of Borrower hereunder and/or to exercise any right or remedy of Lender hereunder.
     (f) If acceleration of the time for payment of any amount payable by Borrower under the Note or any other Loan Document is stayed or delayed by any law or tribunal, all such amounts shall nonetheless be payable by Principal of Borrower on demand by Lender.
     5. Subordination. If, for any reason whatsoever, Borrower now or hereafter becomes indebted to Principal of Borrower:
     (a) such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing such indebtedness shall, at all times, be subordinate in all respects to the Guaranteed Obligations and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations;
     (b) Principal of Borrower shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Principal of Borrower until the Guaranteed Obligations have been fully and finally paid and performed;
     (c) Principal of Borrower hereby assigns and grants to Lender a security interest in all such indebtedness and security therefor, if any, of Borrower to Principal of Borrower now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not an Event of Default shall have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Principal of Borrower now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Principal of Borrower should receive any payment, claim or distribution that is prohibited as provided above in this Section 5, Principal of Borrower shall pay the same to Lender immediately, Principal of Borrower hereby agreeing that it shall receive the payment, claim or distribution in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender; and
     (d) Principal of Borrower shall promptly upon request of Lender from time to time execute such documents and perform such acts as Lender may require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section 5, including, but not limited to, execution and delivery of financing statements, proofs of claim, further assignments and security agreements, and delivery to Lender of any promissory notes or other instruments
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evidencing indebtedness of Borrower to Principal of Borrower. All promissory notes, accounts receivable ledgers or other evidences, now or hereafter held by Principal of Borrower, of obligations of Borrower to Principal of Borrower shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty.
     6. Other Liability of Principal of Borrower or Borrower. If Principal of Borrower is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may have against Principal of Borrower. If Borrower is or becomes indebted to Lender for any indebtedness other than or in excess of the Guaranteed Obligations, any payment received or recovery realized upon such other indebtedness of Borrower to Lender may be applied to such other indebtedness. This Guaranty is independent of (and shall not be limited by) any other guaranty now existing or hereafter given. Further, Principal of Borrower’s liability under this Guaranty is in addition to any and all other liability Principal of Borrower may have in any other capacity, including, if applicable, its capacity as a general partner.
     7. Lender Assigns. This Guaranty is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations so assigned, may be transferred with such Guaranteed Obligations. Principal of Borrower waives notice of any transfer or assignment of the Guaranteed Obligations, or any part thereof, and agrees that failure to give notice of any such transfer or assignment will not affect the liabilities of Principal of Borrower hereunder. Lender may disclose to any such assignee or participant or prospective assignee or participant, to Lender’s affiliates, to any regulatory body having jurisdiction over Lender and to any other parties as necessary or appropriate in Lender’s reasonable judgment, any information Lender now has or hereafter obtains pertaining to the Guaranteed Obligations, this Guaranty, or Principal of Borrower, including information regarding any security for the Guaranteed Obligations or for this Guaranty, and/or credit or other information on Principal of Borrower and/or any other Person liable, directly or indirectly, for any part of the Guaranteed Obligations.
     8. Binding Effect. This Guaranty is binding not only on Principal of Borrower, but also on Principal of Borrower’s heirs, personal representatives, successors and assigns. Upon the death of Principal of Borrower, if Principal of Borrower is a natural person, this Guaranty shall continue against Principal of Borrower’s estate as to all of the Guaranteed Obligations, including that portion incurred or arising after the death of Principal of Borrower and shall be provable in full against Principal of Borrower’s estate, whether or not the Guaranteed Obligations are then due and payable. If this Guaranty is signed by more than one Person, then all of the obligations of Principal of Borrower arising hereunder shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives, successors and assigns, and the term “Principal of Borrower” shall mean all of such Persons and each of them individually.
     9. Governing Law; Forum; Consent to Jurisdiction. The validity, enforcement, and interpretation of this Guaranty, shall for all purposes be governed by and construed in
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accordance with the laws of the State of Texas and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. All obligations of Principal of Borrower hereunder are payable and performable at the place or places where the Guaranteed Obligations are payable and performable. Principal of Borrower hereby irrevocably submits generally and unconditionally for Principal of Borrower and in respect of Principal of Borrower’s property to the nonexclusive jurisdiction of any state court, or any United States federal court, sitting in the state specified in the first sentence of this Section and to the jurisdiction of any state or United States federal court sitting in the state in which any of the Mortgaged Property is located, over any suit, action or proceeding arising out of or relating to this Guaranty or the Guaranteed Obligations. Principal of Borrower hereby irrevocably waives, to the fullest extent permitted by law, any objection that Principal of Borrower may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon Principal of Borrower and may be enforced in any court in which Principal of Borrower is subject to jurisdiction. Principal of Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in the state specified in the first sentence of this Section may be made by certified or registered mail, return receipt requested, directed to Principal of Borrower at the address set forth at the end of this Guaranty, or at a subsequent address of which Lender receives actual notice from Principal of Borrower in accordance with the notice provisions hereof, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Lender to serve process in any manner permitted by law or limit the right of Lender to bring proceedings against Principal of Borrower in any other court or jurisdiction. Principal of Borrower hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which the Principal of Borrower may otherwise be entitled under the laws of the United States of America or any State or possession of the United States of America now in force or which may hereinafter be enacted. The authority and power to appear for and enter judgment against the Principal of Borrower shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdiction as often as the Lender shall deem necessary and desirable.
     10. Invalidity of Certain Provisions. If any provision of this Guaranty or the application thereof to any Person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable law.
     11. Attorneys’ Fees and Costs of Collection. Principal of Borrower shall pay on demand all attorneys’ fees and all other costs and expenses incurred by Lender in the enforcement of or preservation of Lender’s rights under this Guaranty including, without
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limitation, all attorneys’ fees and expenses, investigation costs, and all court costs, whether or not suit is filed hereon, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal, or whether in connection with the collection and enforcement of this Guaranty against any other guarantor, if there be more than one. Principal of Borrower agrees to pay interest on any expenses or other sums due to Lender under this Section 11 that are not paid when due, at a rate per annum equal to the “Default Rate” provided for in the Note. Principal of Borrower’s obligations and liabilities under this Section 11 shall survive any payment or discharge in full of the Guaranteed Obligations.
     12. Payments. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.
     13. Controlling Agreement. It is not the intention of Lender or Principal of Borrower to obligate Principal of Borrower to pay interest in excess of that lawfully permitted to be paid by Principal of Borrower under applicable law. Should it be determined that any portion of the Guaranteed Obligations or any other amount payable by Principal of Borrower under this Guaranty constitutes interest in excess of the maximum amount of interest that Principal of Borrower, in Principal of Borrower’s capacity as guarantor, may lawfully be required to pay under applicable law, the obligation of Principal of Borrower to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable law. The provisions of this Section 13 shall override and control all other provisions of this Guaranty and of any other agreement between Principal of Borrower and Lender.
     14. Representations, Warranties, and Covenants of Principal of Borrower. Principal of Borrower hereby represents, warrants, and covenants to Lender that (a) Principal of Borrower owns a direct or indirect interest in Borrower and will derive a material and substantial benefit, directly or indirectly, from the making of the Loan to Borrower and from the making of this Guaranty by Principal of Borrower; (b) this Guaranty is duly authorized and valid, and is binding upon and enforceable against Principal of Borrower; (c) Principal of Borrower is not, and the execution, delivery and performance by Principal of Borrower of this Guaranty will not cause Principal of Borrower to be, in violation of or in default with respect to any law or in default (or at risk of acceleration of indebtedness) under any agreement or restriction by which Principal of Borrower is bound or affected; (d) Principal of Borrower is duly organized, validly existing, and in good standing under the laws of the state of its organization and under laws, and has full power and authority to enter into and perform this Guaranty; (e) Principal of Borrower will indemnify Lender from any loss, cost or expense as a result of any representation or warranty of the Principal of Borrower being false, incorrect, incomplete or misleading in any material respect; (f) there is no material litigation pending or, to the knowledge of Principal of Borrower, threatened before or by any tribunal against or affecting Principal of Borrower; (g) all financial statements and information heretofore furnished to Lender by Principal of Borrower do, and all financial statements and information hereafter furnished to Lender by Principal of Borrower will, fully and accurately present the condition (financial or otherwise) of Principal of Borrower as of their dates and the results of Principal of Borrower’s operations for the periods therein specified, and, since the date of the most recent financial statements of Principal of Borrower heretofore furnished to Lender, no material adverse change has occurred in the
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financial condition of Principal of Borrower, nor, except as heretofore disclosed in writing to Lender, has Principal of Borrower incurred any material liability, direct or indirect, fixed or contingent; (h) after giving effect to this Guaranty, Principal of Borrower is solvent, is not engaged or about to engage in business or a transaction for which the property of Principal of Borrower is an unreasonably small capital, and does not intend to incur or believe that it will incur debts that will be beyond its ability to pay as such debts mature; (i) Lender has no duty at any time to investigate or inform Principal of Borrower of the financial or business condition or affairs of Borrower or any change therein, and Principal of Borrower will keep fully apprised of Borrower’s financial and business condition; (j) Principal of Borrower acknowledges and agrees that Principal of Borrower may be required to pay and perform the Guaranteed Obligations in full without assistance or support from Borrower or any other Person; and (k) Principal of Borrower has read and fully understands the provisions contained in the Note, the Deed of Trust, and the other Loan Documents. Principal of Borrower’s representations, warranties and covenants are a material inducement to Lender to enter into the other Loan Documents and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Principal of Borrower, any other party, or any security for all or any part of the Guaranteed Obligations.
     15. Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by courier, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified in this Guaranty (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by telegram, telex, or facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt; provided that, service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in any Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason.
     16. Cumulative Rights. The exercise by Lender of any right or remedy hereunder or under any other Loan Document or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Lender shall have all rights, remedies and recourses afforded to Lender by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Principal of Borrower or others obligated for the Guaranteed Obligations, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole and absolute discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Principal of Borrower that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or
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recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Principal of Borrower or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Lender shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Principal of Borrower in any case shall of itself entitle Principal of Borrower to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Lender with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Principal of Borrower be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Principal of Borrower, by Lender.
     17. Term of Guaranty. This Guaranty shall continue in effect until all the Guaranteed Obligations are fully and finally paid, performed and discharged, except that, and notwithstanding any return of this Guaranty to Principal of Borrower, this Guaranty shall continue in effect (a) with respect to any of the Guaranteed Obligations that survive the full and final payment of the indebtedness evidenced by the Note, (b) with respect to all obligations and liabilities of Principal of Borrower under Section 11 and (c) as provided in Section 4(b).
     18. Financial Statements. No later than ninety (90) days after the end of its fiscal year, Principal of Borrower shall deliver to Lender financial statements with respect to Principal of Borrower certified by Principal of Borrower and prepared in accordance with generally accepted accounting principles. If an Event of Default (as defined in the Deed of Trust) occurs, Principal of Borrower will deliver to Lender, upon demand therefor, year-to-date financial statements with respect to Principal of Borrower prepared by independent certified public accountants of recognized national standing in accordance with generally accepted accounting principles. The financial statements delivered to Lender in respect of Principal of Borrower shall be reasonably satisfactory to Lender in form.
     19. Disclosure of Information. Lender may sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants and may disclose to any such assignee or participant or prospective assignee or participant, to Lender’s affiliates to any regulatory body having jurisdiction over Lender and to any other parties as necessary or appropriate in any Lender’s reasonable judgment, any information Lender now have or hereafter obtain pertaining to the Guaranteed Obligations, this Guaranty, or Principal of Borrower, including, without limitation, information regarding any security for the Guaranteed Obligations or for this Guaranty, credit or other information on Principal of Borrower, Borrower, and/or any other party liable, directly or indirectly, for any part of the Guaranteed Obligations.
     20. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, however defined, in the payment or performance when due of any of the Guaranteed
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Obligations, Lender is hereby authorized at any time and from time to time with prior notice to and consent of Lender, to the fullest extent permitted by applicable law, without notice to any Person (any such notice being expressly waived by Principal of Borrower to the fullest extent permitted by applicable law), to set off and apply any and all deposits, funds, or assets at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Principal of Borrower against any and all of the obligations of Principal of Borrower now or hereafter existing under this Guaranty, whether or not Lender shall have made any demand under this Guaranty or exercised any other right or remedy hereunder. Lender will promptly notify Principal of Borrower after any such set-off and application made by Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lender under this Section 20 are in addition to the other rights and remedies (including other rights of set-off) that Lender may have, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Lender.
     21. Subrogation. Notwithstanding anything to the contrary contained herein, Principal of Borrower shall not have any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Indebtedness or any right to reimbursement, exoneration, contribution, indemnification or any similar rights, until the Indebtedness has been fully and finally paid. This waiver is given to induce Lender to make the Loan to Borrower.
     22. Further Assurances. Principal of Borrower at Principal of Borrower’s expense will promptly execute and deliver to Lender upon Lender’s request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of Principal of Borrower under this Guaranty.
     23. No Fiduciary Relationship. The relationship between Lender and Principal of Borrower is solely that of lender and guarantor. Lender has no fiduciary or other special relationship with or duty to Principal of Borrower and none is created hereby or may be inferred from any course of dealing or act or omission of Lender.
     24. Interpretation. If this Guaranty is signed by more than one Person as “Principal of Borrower”, then the term “Principal of Borrower” as used in this Guaranty shall refer to all such Persons, jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Guaranty are made by and shall be binding upon each and every such Person, jointly and severally and Lender may pursue any Principal of Borrower hereunder without being required (a) to pursue any other Principal of Borrower hereunder or (b) pursue rights and remedies under the Deed of Trust and/or applicable law with respect to the Mortgaged Property or any other Loan Documents. The term “Lender” shall be deemed to include any subsequent Lender appointed under the Note. Whenever the context of any provisions hereof shall require it, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other gender. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents. All references in this Guaranty to Schedules, Articles, Sections, Subsections, paragraphs and subparagraphs refer to the respective
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subdivisions of this Guaranty, unless such reference specifically identifies another document. The terms “herein”, “hereof”, “hereto”, “hereunder” and similar terms refer to this Guaranty and not to any particular Section or subsection of this Guaranty. The terms “include” and “including” shall be interpreted as if followed by the words “without limitation”. All references in this Guaranty to sums denominated in dollars or with the symbol “$” refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency. For purposes of this Guaranty, “Person” or “Persons” shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies, and other legal entities, including governmental bodies, agencies, or instrumentalities, as well as natural persons.
     25. Time of Essence. Time shall be of the essence in this Guaranty with respect to all of Principal of Borrower’s obligations hereunder.
     26. Counterparts. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which taken together shall constitute but one and the same agreement.
     27. Entire Agreement. This Guaranty embodies the entire agreement between Lender and Principal of Borrower with respect to the guaranty by Principal of Borrower of the Guaranteed Obligations. This Guaranty supersedes all prior agreements and understandings, if any, with respect to the guaranty by Principal of Borrower of the Guaranteed Obligations. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Principal of Borrower and delivery to Lender. This Guaranty may not be modified, amended or superseded except in a writing signed by Lender and Principal of Borrower referencing this Guaranty by its date and specifically identifying the portions hereof that are to be modified, amended or superseded.
     28. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PRINCIPAL OF BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS.
     29. No Oral Agreements. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN PRINCIPAL OF BORROWER AND LENDER.
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     IN WITNESS WHEREOF, Principal of Borrower duly executed this Guaranty as of the date first written above.

Address of Principal of Borrower:		PRINCIPAL OF BORROWER:

Craftmade International, Inc.		CRAFTMADE INTERNATIONAL, INC.,
Attention: Mr. Marcus Scrudder		a Delaware corporation
650 S. Royal Lane,
Coppell, Texas 75019

		By:	/s/ James R. Ridings
		Name:	James R. Ridings
Title:

STATE OF TEXAS	§ §
COUNTY OF DALLAS	§
     This instrument was acknowledged before me on the 13th day of November, 2007, by James Ridings,                      of Craftmade International, Inc., a Delaware corporation, on behalf of said corporation.

/s/ Susan B. Peresh

Notary Public in and for the State of Texas

Printed Name of Notary

/s/ Susan B. Peresh

My Commission Expires: 3/20/2009
GUARANTY AGREEMENT — Signature Page